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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          February 28, 2005

eSpeed, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 East 57th Street, New York, NY 10022

(Address of principal executive offices)

Registrant's telephone number, including area code           212-938-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 28, 2005, eSpeed, Inc. (the "Registrant") issued a press release announcing its preliminary operating statistics for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 2.02 of Form 8-K. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

In the press release, the Registrant uses non-GAAP financial measures of revenues, income before income tax provision, net income and earnings per share to supplement its consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, and to better reflect its quarter-over-quarter and comparative second quarter operating performance. The Registrant also provides a computation of free cash flows. These non-GAAP financial measures do not replace the presentation of GAAP financial results but are provided to enhance overall understanding of the Registrant's current financial performance and prospects for the future. Specifically, the Registrant's management believes that the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to its financial condition and results from operations. In addition, management uses these measures for reviewing the Registrant's financial results and evaluating its financial performance. eSpeed considers "non-GAAP net operating income" as after tax income generated from the Company's continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, charitable contributions, insurance proceeds, business partner securities and similar events. The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents are generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items. Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	eSpeed, Inc. press release dated February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eSpeed, Inc.

Date: February 28, 2005

By: /s/ Howard W. Lutnick
Howard W. Lutnick Chairman and Chief Executive Officer